[AMERICAN BEACON FUNDS LOGO]

AMR Class                                 Advisor Class
Supplement Dated June 5, 2009             Supplement Dated June 5, 2009
To the Prospectus dated March 1, 2009     To the Prospectus dated March 1, 2009
As Supplemented March 17, 2009

                              Retirement Class
                       Supplement Dated June 5, 2009
                    To the Prospectus dated May 1, 2009
-------------------------------------------------------------------------------

AMR, Advisor and Retirement Classes
-----------------------------------

In the seventh paragraph under the section titled "The Manager", Mr. Quinn's title is Executive Chairman.


The risk factor titled "Securities Lending Risk" in the section titled "Principal Risk Factors" is hereby deleted from each Fund where it appears except for the Small Cap Value Fund and the International Equity Fund which continue to engage in securities lending.


The paragraph following the list of sub-advisors in the section titled "Large Cap Value Fund- Principal Strategies" is replaced with the following:

   A smaller proportion of the Fund's assets is currently allocated to Hotchkis and Wiley Capital Management, LLC ("Hotchkis") than to the other sub-advisors, because Hotchkis was closed to new investment by the Fund for a period of time. The Manager intends to allocate new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC. New assets will be allocated to Hitchkis as permitted by its capacity constraints and other considerations by the Manager.

The second sentence in the first paragraph in the section titled "Small Cap Value Fund- Principal Strategies" is replaced with the following:


   These companies generally have market capitalizations of $3 billion or less at the time of investment.

The last sentence in the fourth paragraph in the section titled "Small Cap Value Fund- Principal Strategies" is replaced with the following:

   The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.


AMR and Advisor Classes
-----------------------

The paragraph following the list of sub-advisors in the section titled "Balanced Fund- Principal Strategies" is replaced with the following:

   Approximately one third of the Fund's assets are currently allocated to Barrow, Hanley, Mewhinney & Strauss, Inc. and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets is currently allocated between the Manager, who invests its allocation in fixed income securities, and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), who invests its allocation in equity securities. The allocation between the Manager and Hotchkis may be impacted by capacity constraints by Hotchkis and other considerations by the Manager.


Advisor Class
-------------

The sections titled "International Equity Fund - Fees and Expenses" and "International Equity Fund - Example" are hereby replaced with the following:

   Fees and Expenses
   -----------------
   This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

     Shareholder Fees
     (fees paid directly from your investment)

     Redemption Fee
     (as a percentage of amount redeemed, if applicable)(1)          2.00%

     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)

     Management Fees(2)                                              0.30%
     Distribution (12b-1) Fees                                       0.25%
     Other Expenses(3)                                               0.80%
     Total Annual Fund Operating Expenses                            1.35%

     (1) Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.
     (2) Management Fees are restated to reflect current fees.
     (3) Other Expenses are restated to reflect current expenses.


Example
-------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year          $137
     3 Years         $428
     5 Years         $739
     10 Years        $1,624




                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUSES FOR FUTURE REFERENCE